STRATTON MUTUAL FUNDS

Stratton Multi-Cap Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Supplement dated January 3, 2008 to the

Prospectus and Statement of Additional Information dated May 1, 2007

On January 2, 2008, Stratton Holding Company (the “Company”), the parent company of Stratton Management Company (the “Advisor”), investment advisor to the Stratton Mutual Funds (the “Funds”), announced that the Company had signed a definitive agreement to be acquired by Susquehanna Bancshares, Inc., a regional financial services holding company headquartered in Lititz, Pennsylvania (the “Transaction”). Following the Transaction, the Advisor will retain its name, management team and personnel currently providing services to the Funds and will remain located at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050.

The Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions contained in the definitive agreement and is expected to be completed early in the second quarter of 2008. The Transaction will result in a change in control of the Advisor and will, therefore, constitute an “assignment” of the current investment advisory agreements between each Fund and the Advisor within the meaning of the Investment Company Act of 1940. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the Investment Company Act. The Boards of Directors of the Funds have approved new investment advisory agreements with the Advisor to replace the existing agreements. The new agreements will be submitted to shareholders for approval at a special meeting of shareholders to be held on or about March 24, 2008. The new investment advisory agreements will contain substantially the same terms and conditions as the current agreements.

Additional details regarding the special meeting of shareholders will be contained in a proxy statement to be mailed to the Funds’ shareholders in advance of the special meeting.

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